Exhibit 99.2 Acquisition of Eurofins Scientific SE’s Electrical & Electronics (E&E) Business April 13, 2026

Disclaimer This presentation and accompanying statements contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts contained in this presentation may be forward-looking statements. These include, among other things, statements regarding the proposed transaction with Eurofins Scientific SE (the “Transaction”), the anticipated timing, completion and expected benefits of the Transaction, including anticipated synergies, financial performance and expected financial impact (including accretion). These forward-looking statements are based on the Company’s current expectations, estimates and assumptions and involve known and unknown risks and uncertainties that are difficult to predict. In some cases, you can identify these statements by terms such as “may,” “will,” “should,” “would,” “likely,” “expects,” “plans,” “anticipates,” “could,” “intends,” “targets,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” “continues,” “outlook” and similar expressions (although not all forward-looking statements contain such words). The Company cautions that such statements are not guarantees of future performance and that actual results may differ materially from those expressed or implied. Important factors that could cause actual results to differ materially include, among others: the risk that the Transaction may not be completed on the expected terms or timing, or at all, including failure to obtain required regulatory approvals or satisfy closing conditions; unexpected costs, charges or expenses related to the Transaction; risks relating to the integration of the acquired business and the realization and timing of anticipated synergies; the Company’s ability to achieve expected financial results following completion of the Transaction; the effects of the announcement or pendency of the Transaction on the Company’s business and relationships; global, regional and geopolitical conditions; and other factors described in the Company’s filings with the Securities and Exchange Commission (the “SEC”), including under “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, as well as in subsequent filings with the SEC. These factors should not be considered exhaustive. All forward-looking statements are based on information available as of the date of this presentation, and the Company undertakes no obligation to update or revise these statements, except as required by law. All amounts in this presentation are in USD unless otherwise stated. All trademarks and logos depicted in this presentation are the property of their respective owners and are displayed solely for purposes of illustration. Such use should not be construed as an endorsement of the products or services of the Company. Non-GAAP measures This presentation includes forward-looking financial measures not prepared in accordance with generally accepted accounting principles in the United States (“GAAP”), including synergized estimated 2026 EBITDA and Adjusted Diluted EPS excluding intangible amortization and integration costs. Management uses non-GAAP measures in addition to GAAP measures to understand and compare operating results across periods and for planning, forecasting and other purposes. There are material limitations to using these non-GAAP measures and they should not be considered in isolation or as substitutes for GAAP measures. In addition, these measures may not be comparable to similarly titled measures used by other companies. The Company is not able to reconcile these forward-looking non-GAAP measures to the most directly comparable GAAP measures because the Company cannot predict, without unreasonable effort, the timing and amount of reconciling items for certain components of net income. These items may include, among other things, foreign exchange gains or losses, interest income/expense on associated financing activities, income tax related impacts, the timing, amount and form of future stock-based compensation awards, the timing, scope and magnitude of transaction fees, integration costs and restructuring charges, the timing and amount of asset impairment charges, and amortization of intangible assets and depreciation as the allocation of purchase price to intangible assets and property, plant and equipment has not yet been performed. Because these adjustments are inherently variable and uncertain and depend on various factors that are beyond the Company’s control, the Company is unable to predict their probable significance. As such, the variability of these items could have an unpredictable, and potentially significant, impact on the Company’s future GAAP financial results. 2

Transaction Overview • Acquiring Eurofins Scientific's E&E business, a global provider of TIC services for electromagnetic compatibility and wireless testing, electrical safety, and other technologies Eurofins E&E Overview • Expected to generate approximately $200 million in revenue in 2026, with a balanced mix across EMEA, Asia-Pacific and US • Expands UL Solutions’ global laboratory footprint and enhances commitment to TIC services for electrical safety and connected products Strategic • Aligns with global megatrends shaping our world, especially in digitization and global compliance Rationale • Increases breadth of capabilities, geographic reach, and ongoing certification services 1 2 • Transaction value of ~$670 million, ~14.5x synergized estimated 2026 EBITDA Key • Expected to be accretive to Adjusted Diluted EPS in the first full calendar year post-close, Transaction excluding intangible amortization and integration costs Details • Expected closing in Q4 2026 subject to regulatory approvals and customary closing conditions 1 Including run-rate net cost synergies expected to be realized within three years following closing of the transaction excluding intangible amortization and integration costs. 2 EBITDA multiple represents E&E enterprise value, as of August 31, 2025, divided by projected 2026 E&E earnings (inclusive of run-rate net cost synergies) before interest expense, income tax expense, 3 depreciation expense and amortization expense, further adjusted to exclude other expense (income), stock-based compensation expense, transaction fees and integration costs directly related to the E&E acquisition, and adjusted to remove historical cost allocations from the seller and to reflect estimated incremental costs of the business.

Eurofins E&E Global Presence and Capabilities Eurofins E&E Overview Global Footprint EMEA Asia-Pacific United States 25 labs 12 labs 7 labs • Eurofins Scientific's E&E business is a global provider of TIC services for electromagnetic compatibility and wireless testing, electrical safety, and other technologies • Helps enable clients to navigate complex regulatory UK South Korea landscapes and accelerate market access • Well-invested laboratory network, with strength in EMEA 44 ~$200M >1,200 Global and Asia-Pacific, and growing US footprint 2026E Revenue Accreditations laboratories Key Capabilities Electromagnetic Electrical Wireless Field compatibility safety evaluation Performance Simulation Explosive Product safety testing atmosphere certification 4

Advances Our Mission of Working for a Safer World E&E Acquisition Broadens Global Product TIC Portfolio Broadens our Product TIC Electrical safety and connected products with focus on electromagnetic ü Capabilities compatibility, wireless and safety testing Enhances ULS >1,200 accreditations globally including the MET certification mark ü Accreditation Portfolio Aligned With Megatrends Digitalization and global product compliance for increasingly connected ü Shaping our World products propelling growth 44 laboratories across EMEA, Asia Pacific, and the US Increases Client Proximity ü Funded through existing cash and credit facilities; expected to be accretive to Funding and Expected Adjusted Diluted EPS in the first full calendar year post-close, excluding ü Financial Impact intangible amortization and integration costs 5